SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2002



                                 PPL Corporation
             (Exact Name of Registrant as Specified in Its Charter)


                         Pennsylvania 1-11459 23-2758192
(State or other jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)           Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------


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ITEM 9.  REGULATION FD DISCLOSURE

     On August 13, 2002, in accordance with Order No. 4-460 and pursuant to section 21(a)(1) of the Securities Exchange Act of 1934, sworn statements were delivered to the Securities and Exchange Commission by William F. Hecht, Chairman, President and Chief Executive Officer, and John R. Biggar, Executive Vice President and Chief Financial Officer. A copy of each sworn statement is furnished as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 - Statement Under Oath of Principal Executive Officer
                         Regarding Facts and Circumstances
                         Relating to Exchange Act Filings.

                  99.2 - Statement Under Oath of Principal Financial Officer
                         Regarding Facts and Circumstances Relating to Exchange Act Filings.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PPL CORPORATION


                                    By:/s/ James E. Abel
                                       -----------------------------------------
                                       James E. Abel
                                       Vice President - Finance and Treasurer


Dated:  August 13, 2002


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